UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 6, 2019

SPX FLOW, INC.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	1-37393 (Commission File Number)	47-3110748 (IRS Employer Identification No.)

13320 Ballantyne Corporate Place
Charlotte, North Carolina 28277
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code  (704) 752-4400

NOT APPLICABLE
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01	FLOW	New York Stock Exchange

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On May 6, 2019, Terry S. Lisenby, a director of SPX FLOW, Inc. (the “Company”), notified the Company’s Board of Directors of his decision to retire as a director of the Company effective at the Company’s 2019 Annual Meeting of Stockholders on May 8, 2019 (the “Annual Meeting”). In light of Mr. Lisenby’s retirement as a director, on May 8, 2019 the Company’s Board of Directors adopted a resolution reducing the size of the board from nine to eight.
At the Annual Meeting, the Company’s stockholders approved the amendment and restatement of the SPX FLOW, Inc. Stock Compensation Plan (the “Amended Stock Compensation Plan”), which increased the number of shares reserved for issuance thereunder by 2,000,000. The Amended Stock Compensation Plan is described on pages 48 through 56 of the Company’s definitive proxy statement for the Annual Meeting, which description is incorporated by reference herein.
Item 5.07.    Submission of Matters to a Vote of Security Holders.
The Company held the Annual Meeting on May 8, 2019. The results for each matter voted on by the stockholders at the Annual Meeting were as follows:
Proposal 1: Election of Directors

Director	Term Expiring	For	Against	Abstain	Broker Non-votes
Anne K. Altman	2021	37,385,865	141,774	90,583	2,309,104
Patrick D. Campbell	2021	37,225,436	292,578	100,208	2,309,104
Marcus G. Michael	2021	37,273,841	227,389	116,992	2,309,104
Suzanne B. Rowland	2021	37,399,324	117,755	101,143	2,309,104
Each of the directors was elected for a term expiring in 2021.
Proposal 2: Advisory vote to approve the compensation of the Company's named executive officers

For	Against	Abstain	Broker Non-votes
36,420,693	996,634	200,895	2,309,104
A majority of votes cast in the advisory vote were cast for approval of the compensation of the Company’s named executive officers.
Proposal 3: Approval of the amendment and restatement of the SPX FLOW, Inc. Stock Compensation Plan to increase the number of shares reserved for issuance thereunder by 2,000,000

For	Against	Abstain	Broker Non-votes
28,740,755	8,733,513	143,954	2,309,104
A majority of votes cast, counting abstentions as votes cast, were cast in favor of approval of the amendment and restatement of the SPX FLOW, Inc. Stock Compensation Plan, which increased the number of shares reserved for issuance thereunder by 2,000,000.
Proposal 4: Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accountants in 2019

For	Against	Abstain
39,447,239	190,691	289,396
A majority of shares present or represented by proxy and entitled to vote at the Annual Meeting were cast in favor of the ratification of the appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accountants in 2019.
Item 9.01.                                        Financial Statements and Exhibits.

Exhibit No.	Description
10.1
SPX FLOW Stock Compensation Plan (as amended and restated as of May 8, 2019), incorporated by reference to Appendix A to the Company’s definitive proxy statement for its 2019 Annual Meeting of Stockholders filed on March 28, 2019 (file no. 1-37393)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPX FLOW, INC.

Date: May 9, 2019	By:	/s/ Stephen A. Tsoris
Stephen A. Tsoris
Vice President, Secretary, and General Counsel